Exhibit 99.2

Second Quarter

Financial Supplement

June 30, 2014

METLIFE

NOTE TO FINANCIAL SUPPLEMENT

As used in this Quarterly Financial Supplement (“QFS”), “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates.

This QFS includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources. Consistent with accounting principles generally accepted in the United States of America (“GAAP”) accounting guidance for segment reporting, operating earnings is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife (“Divested businesses”). Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”). Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity guaranteed minimum income benefits (“GMIB”) fees (“GMIB fees”);

•

Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments (“Inflation adjustments and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•

Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;

•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•

Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition and integration costs.

Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

We believe the presentation of operating earnings and operating earnings available to common shareholders as we measure it for management purposes enhances the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share and book value per common share, excluding accumulated other comprehensive income (loss) (“AOCI”), should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, income (loss) from continuing operations, net of income tax, net income (loss) available to MetLife, Inc.’s common shareholders, net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share and book value per common share, respectively. Reconciliations of these measures to the most directly comparable GAAP measures are included in this QFS, including in the Appendix on page A-1, and in our earnings press release dated July 30, 2014, for the period ended June 30, 2014, which is available at www.metlife.com.

METLIFE CORPORATE OVERVIEW
	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014

Operating earnings available to common shareholders	$1,585	$1,495	$1,554	$1,562	$1,590
Preferred stock dividends	31	30	31	30	31
Operating earnings	1,616	1,525	1,585	1,592	1,621
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1), (2)	110	(85)	(178)	(411)	(125)
Net derivative gains (losses)	(1,690)	(546)	(373)	343	311
Goodwill impairment	-	-	-	-	-
Other adjustments to continuing operations	(94)	(465)	(303)	(302)	(475)
Provision for income tax (expense) benefit (3), (4)	566	544	184	120	44
Income (loss) from continuing operations, net of income tax	508	973	915	1,342	1,376
Income (loss) from discontinued operations, net of income tax	2	2	1	(3)	-
Net income (loss)	510	975	916	1,339	1,376
Less: Net income (loss) attributable to noncontrolling interests	8	3	8	11	10
Net income (loss) attributable to MetLife, Inc.	502	972	908	1,328	1,366
Less: Preferred stock dividends	31	30	31	30	31
Net income (loss) available to MetLife, Inc.’s common shareholders	$471	$942	$877	$1,298	$1,335

Operating earnings available to common shareholders per common share - diluted (5)	$1.43	$1.34	$1.37	$1.37	$1.39
Net investment gains (losses)	0.10	(0.08)	(0.16)	(0.36)	(0.11)
Net derivative gains (losses)	(1.53)	(0.49)	(0.33)	0.30	0.27
Goodwill impairment	-	-	-	-	-
Other adjustments to continuing operations	(0.08)	(0.42)	(0.27)	(0.27)	(0.41)
Provision for income tax (expense) benefit	0.52	0.49	0.17	0.11	0.04
Discontinued operations, net of income tax	-	-	-	-	-
Less: Net income (loss) attributable to noncontrolling interests	0.01	-	0.01	0.01	0.01
Net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted (5)	$0.43	$0.84	$0.77	$1.14	$1.17

Weighted average common shares outstanding - diluted	1,106.7	1,117.3	1,138.1	1,140.5	1,142.3

Unaudited	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014

Book value per common share - (actual common shares outstanding) (6)	$52.85	$52.54	$53.04	$56.65	$59.96
Book value per common share, excluding accumulated other comprehensive income (loss) - (actual common shares outstanding) (6)	$47.20	$47.99	$48.49	$49.34	$50.14

	For the Three Months Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014

Common shares outstanding, beginning of period	1,094.2	1,096.6	1,120.8	1,122.0	1,124.8
Newly issued shares	2.4	24.2	1.2	2.8	1.8
Common shares outstanding, end of period (7)	1,096.6	1,120.8	1,122.0	1,124.8	1,126.6

Weighted average common shares outstanding - basic	1,097.9	1,104.9	1,123.7	1,126.9	1,128.0
Dilutive effect of stock purchase contracts underlying common equity units (5)	-	1.9	2.8	3.4	3.8
Dilutive effect of the exercise or issuance of stock-based awards	8.8	10.5	11.6	10.2	10.5
Weighted average common shares outstanding - diluted	1,106.7	1,117.3	1,138.1	1,140.5	1,142.3
MetLife Policyholder Trust Shares	196.1	193.2	190.9	188.4	185.7

(1)         The three months ended March 31, 2014 and June 30, 2014 include a pre-tax net investment loss of $495 million and $138 million, respectively, related to the sale of the wholly-owned subsidiary, MetLife Assurance Ltd.

(2)         The three months ended June 30, 2013 includes net investment gains of $8 million related to a settlement of an acquisition tax contingency.

(3)         The three months ended September 30, 2013 and December 31, 2013 include a deferred tax benefit (expense) of $95 million and ($86) million, respectively, related to the conversion of the Japan branch to a subsidiary. The three months ended September 30, 2013 also includes a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

(4)         The three months ended June 30, 2014 includes a charge of $23 million related to timing of certain tax credits.

(5)         For the three months ended June 30, 2013, all shares related to the assumed issuance of shares in settlement of the applicable purchase contracts of the common equity units have been excluded from the weighted average common shares outstanding - diluted, as these assumed shares would be anti-dilutive to operating earnings available to common shareholders per common share - diluted and net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted.

(6)         Book value per common share and book value per common share, excluding AOCI, exclude $2,043 million of equity related to preferred stock.

(7)         For the three months ended June 30, 2014, the number of shares repurchased was less than 100,000 shares. There were no shares repurchased for the three months ended June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014.

METLIFE CONSOLIDATED BALANCE SHEETS
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$356,514	$348,787	$350,187	$355,069	$367,056
Equity securities available-for-sale, at estimated fair value	3,231	3,241	3,402	3,693	3,863
Fair value option and trading securities, at estimated fair value (1)	16,110	16,646	17,423	17,494	17,831
Mortgage loans:
Held-for-investment, principally at amortized cost (1)	55,636	57,508	57,703	57,139	57,223
Held-for-sale, principally at estimated fair value	-	225	3	-	-
Mortgage loans, net	55,636	57,733	57,706	57,139	57,223
Policy loans	11,722	11,782	11,764	11,762	11,785
Real estate and real estate joint ventures	9,886	10,053	10,712	9,930	10,101
Other limited partnership interests	7,197	7,253	7,401	7,819	7,964
Short-term investments, principally at estimated fair value	12,990	12,664	13,955	13,908	12,366
Other invested assets, principally at estimated fair value	17,920	16,766	16,229	16,433	17,116
Total investments	491,206	484,925	488,779	493,247	505,305
Cash and cash equivalents, principally at estimated fair value (1)	9,184	11,376	7,585	8,573	7,393
Accrued investment income	4,357	4,519	4,255	4,446	4,234
Premiums, reinsurance and other receivables	23,283	23,473	21,859	23,031	23,730
Deferred policy acquisition costs and value of business acquired	24,782	25,639	26,706	26,352	25,915
Goodwill	9,447	9,509	10,542	10,433	10,430
Other assets	7,830	7,952	8,369	8,387	9,136
Separate account assets	245,573	255,250	317,201	316,434	324,977
Total assets	$815,662	$822,643	$885,296	$890,903	$911,120

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$184,697	$186,528	$187,942	$189,970	$189,675
Policyholder account balances	215,195	214,512	212,885	209,498	213,799
Other policy-related balances	15,279	15,530	15,214	15,369	15,361
Policyholder dividends payable	750	769	675	656	682
Policyholder dividend obligation	2,273	2,013	1,771	2,463	2,986
Payables for collateral under securities loaned and other transactions	33,247	31,866	30,411	32,469	33,187
Short-term debt	100	100	175	100	100
Long-term debt (1)	18,577	18,252	18,653	16,793	16,783
Collateral financing arrangements	4,196	4,196	4,196	4,196	4,196
Junior subordinated debt securities	3,193	3,193	3,193	3,193	3,193
Current income tax payable	111	199	186	239	232
Deferred income tax liability	6,602	5,955	6,643	8,906	10,453
Other liabilities	25,331	22,902	23,168	24,178	25,214
Separate account liabilities	245,573	255,250	317,201	316,434	324,977
Total liabilities	755,124	761,265	822,313	824,464	840,838

Redeemable noncontrolling interests in partially-owned consolidated subsidiaries	130	110	887	107	108

Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	11	11	11	11	11
Additional paid-in capital	28,137	29,221	29,277	29,384	29,438
Retained earnings	25,824	26,766	27,332	28,319	29,259
Treasury stock, at cost	(172)	(172)	(172)	(172)	(176)
Accumulated other comprehensive income (loss)	6,202	5,100	5,104	8,215	11,058
Total MetLife, Inc.’s stockholders’ equity	60,003	60,927	61,553	65,758	69,591
Noncontrolling interests	405	341	543	574	583
Total equity	60,408	61,268	62,096	66,332	70,174
Total liabilities and equity	$815,662	$822,643	$885,296	$890,903	$911,120

(1)         At June 30, 2013, September 30, 2013, December 31, 2013, March 31, 2014 and June 30, 2014, $2,299 million, $2,120 million, $1,621 million, $1,159 million and $656 million, respectively, of assets and $2,127 million, $1,946 million, $1,454 million, $996 million and $505 million, respectively, of liabilities related to certain securitization entities that are required to be consolidated under GAAP are included. See Pages 27 and 28, note 3, for the amounts by asset category.

METLIFE CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014

OPERATING REVENUES
Premiums	$9,157	$9,054	$10,269	$9,217	$9,853
Universal life and investment-type product policy fees	2,281	2,276	2,317	2,323	2,360
Net investment income	5,057	4,998	5,257	5,085	5,095
Other revenues	500	486	487	491	493
Total operating revenues	16,995	16,814	18,330	17,116	17,801

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,174	9,243	10,304	9,373	9,964
Interest credited to policyholder account balances	1,521	1,472	1,468	1,401	1,425
Capitalization of DAC	(1,212)	(1,153)	(1,165)	(1,046)	(1,031)
Amortization of DAC and VOBA	1,105	979	983	1,050	1,025
Amortization of negative VOBA	(124)	(113)	(156)	(103)	(99)
Interest expense on debt	287	288	296	294	299
Other expenses	4,009	4,026	4,478	3,951	3,979
Total operating expenses	14,760	14,742	16,208	14,920	15,562

Operating earnings before provision for income tax	2,235	2,072	2,122	2,196	2,239
Provision for income tax expense (benefit)	619	547	537	604	618
Operating earnings	1,616	1,525	1,585	1,592	1,621
Preferred stock dividends	31	30	31	30	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,585	$1,495	$1,554	$1,562	$1,590

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,616	$1,525	$1,585	$1,592	$1,621
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1), (2)	110	(85)	(178)	(411)	(125)
Net derivative gains (losses)	(1,690)	(546)	(373)	343	311
Premiums	1	40	2	2	20
Universal life and investment-type product policy fees	90	96	100	98	98
Net investment income	225	28	590	(50)	164
Other revenues	(10)	(10)	(13)	(13)	(3)
Policyholder benefits and claims and policyholder dividends	(115)	(541)	(281)	(254)	(421)
Interest credited to policyholder account balances	(325)	(128)	(675)	(68)	(284)
Capitalization of DAC	-	-	-	-	1
Amortization of DAC and VOBA	147	138	56	(8)	(37)
Amortization of negative VOBA	14	13	13	12	12
Interest expense on debt	(34)	(29)	(27)	(18)	(13)
Other expenses	(87)	(72)	(68)	(3)	(12)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit (3), (4)	566	544	184	120	44
Income (loss) from continuing operations, net of income tax	508	973	915	1,342	1,376
Income (loss) from discontinued operations, net of income tax	2	2	1	(3)	-
Net income (loss)	510	975	916	1,339	1,376
Less: Net income (loss) attributable to noncontrolling interests	8	3	8	11	10
Net income (loss) attributable to MetLife, Inc.	502	972	908	1,328	1,366
Less: Preferred stock dividends	31	30	31	30	31
Net income (loss) available to MetLife, Inc.’s common shareholders	$471	$942	$877	$1,298	$1,335

Total Operating Premiums, Fees and Other Revenues	$11,938	$11,816	$13,073	$12,031	$12,706

(1)          The three months ended March 31, 2014 and June 30, 2014 include a pre-tax net investment loss of $495 million and $138 million, respectively, related to the sale of the wholly-owned subsidiary, MetLife Assurance Ltd.

(2)          The three months ended June 30, 2013 includes net investment gains of $8 million related to a settlement of an acquisition tax contingency.

(3)          The three months ended September 30, 2013 and December 31, 2013 include a deferred tax benefit (expense) of $95 million and ($86) million, respectively, related to the conversion of the Japan branch to a subsidiary. The three months ended September 30, 2013 also includes a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

(4)          The three months ended June 30, 2014 includes a charge of $23 million related to the timing of certain tax credits.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended June 30, 2014
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$9,853	$7,316	$1,913	$584	$40
Universal life and investment-type product policy fees	2,360	1,809	400	117	34
Net investment income	5,095	4,196	717	134	48
Other revenues	493	453	24	11	5
Total operating revenues	17,801	13,774	3,054	846	127

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,964	8,243	1,425	271	25
Interest credited to policyholder account balances	1,425	987	394	35	9
Capitalization of DAC	(1,031)	(396)	(457)	(170)	(8)
Amortization of DAC and VOBA	1,025	500	362	160	3
Amortization of negative VOBA	(99)	(1)	(92)	(6)	-
Interest expense on debt	299	2	-	-	297
Other expenses	3,979	2,361	976	446	196
Total operating expenses	15,562	11,696	2,608	736	522

Operating earnings before provision for income tax	2,239	2,078	446	110	(395)
Provision for income tax expense (benefit)	618	687	127	17	(213)
Operating earnings	1,621	1,391	319	93	(182)
Preferred stock dividends	31	-	-	-	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,590	$1,391	$319	$93	$(213)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,621	$1,391	$319	$93	$(182)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(125)	(189)	82	2	(20)
Net derivative gains (losses)	311	429	(35)	49	(132)
Premiums	20	2	-	18	-
Universal life and investment-type product policy fees	98	93	1	4	-
Net investment income	164	(126)	2	273	15
Other revenues	(3)	1	(4)	-	-
Policyholder benefits and claims and policyholder dividends	(421)	(387)	(26)	(8)	-
Interest credited to policyholder account balances	(284)	(32)	2	(254)	-
Capitalization of DAC	1	-	-	1	-
Amortization of DAC and VOBA	(37)	(37)	3	(3)	-
Amortization of negative VOBA	12	-	12	-	-
Interest expense on debt	(13)	-	-	-	(13)
Other expenses	(12)	2	4	-	(18)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit (2)	44	62	(27)	(38)	47
Income (loss) from continuing operations, net of income tax	1,376	1,209	333	137	(303)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	1,376	1,209	333	137	(303)
Less: Net income (loss) attributable to noncontrolling interests	10	4	4	1	1
Net income (loss) attributable to MetLife, Inc.	1,366	1,205	329	136	(304)
Less: Preferred stock dividends	31	-	-	-	31
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,335	$1,205	$329	$136	$(335)

Total Operating Premiums, Fees and Other Revenues	$12,706	$9,578	$2,337	$712	$79

(1)          Consolidated and Americas results include a pretax net investment loss of $138 million related to the sale of the wholly-owned subsidiary, MetLife Assurance Ltd.

(2)          Consolidated, Asia and Corporate & Other results include a charge of $23 million, $13 million and $10 million, respectively, related to the timing of certain tax credits.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended June 30, 2013
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$9,157	$6,591	$1,980	$558	$28
Universal life and investment-type product policy fees	2,281	1,708	442	96	35
Net investment income	5,057	4,142	723	120	72
Other revenues	500	434	28	34	4
Total operating revenues	16,995	12,875	3,173	808	139

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,174	7,467	1,433	256	18
Interest credited to policyholder account balances	1,521	1,036	437	37	11
Capitalization of DAC	(1,212)	(493)	(522)	(192)	(5)
Amortization of DAC and VOBA	1,105	518	392	195	-
Amortization of negative VOBA	(124)	-	(113)	(11)	-
Interest expense on debt	287	5	-	(1)	283
Other expenses	4,009	2,349	1,054	460	146
Total operating expenses	14,760	10,882	2,681	744	453

Operating earnings before provision for income tax	2,235	1,993	492	64	(314)
Provision for income tax expense (benefit)	619	666	162	(4)	(205)
Operating earnings	1,616	1,327	330	68	(109)
Preferred stock dividends	31	-	-	-	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,585	$1,327	$330	$68	$(140)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,616	$1,327	$330	$68	$(109)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	110	1	85	23	1
Net derivative gains (losses)	(1,690)	(968)	(486)	(4)	(232)
Premiums	1	1	-	-	-
Universal life and investment-type product policy fees	90	81	2	7	-
Net investment income	225	(115)	446	(132)	26
Other revenues	(10)	-	(10)	-	-
Policyholder benefits and claims and policyholder dividends	(115)	23	(138)	-	-
Interest credited to policyholder account balances	(325)	(5)	(438)	118	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	147	155	1	(9)	-
Amortization of negative VOBA	14	-	14	-	-
Interest expense on debt	(34)	-	-	-	(34)
Other expenses	(87)	(7)	6	(5)	(81)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	566	296	154	3	113
Income (loss) from continuing operations, net of income tax	508	789	(34)	69	(316)
Income (loss) from discontinued operations, net of income tax	2	-	(1)	-	3
Net income (loss)	510	789	(35)	69	(313)
Less: Net income (loss) attributable to noncontrolling interests	8	-	5	-	3
Net income (loss) attributable to MetLife, Inc.	502	789	(40)	69	(316)
Less: Preferred stock dividends	31	-	-	-	31
Net income (loss) available to MetLife, Inc.’s common shareholders	$471	$789	$(40)	$69	$(347)

Total Operating Premiums, Fees and Other Revenues	$11,938	$8,733	$2,450	$688	$67
(1) Consolidated and Asia results include net investment gains of $8 million related to a settlement of an acquisition tax contingency.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year-to-Date Period Ended June 30, 2014
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$19,070	$14,011	$3,803	$1,181	$75
Universal life and investment-type product policy fees	4,683	3,601	789	226	67
Net investment income	10,180	8,398	1,410	257	115
Other revenues	984	880	51	27	26
Total operating revenues	34,917	26,890	6,053	1,691	283

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	19,337	15,923	2,822	532	60
Interest credited to policyholder account balances	2,826	1,958	781	69	18
Capitalization of DAC	(2,077)	(754)	(951)	(346)	(26)
Amortization of DAC and VOBA	2,075	1,048	700	324	3
Amortization of negative VOBA	(202)	(1)	(186)	(15)	-
Interest expense on debt	593	4	-	-	589
Other expenses	7,930	4,653	1,966	902	409
Total operating expenses	30,482	22,831	5,132	1,466	1,053

Operating earnings before provision for income tax	4,435	4,059	921	225	(770)
Provision for income tax expense (benefit)	1,222	1,330	274	44	(426)
Operating earnings	3,213	2,729	647	181	(344)
Preferred stock dividends	61	-	-	-	61
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$3,152	$2,729	$647	$181	$(405)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$3,213	$2,729	$647	$181	$(344)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(536)	(706)	239	(7)	(62)
Net derivative gains (losses)	654	715	(42)	87	(106)
Premiums	22	1	-	21	-
Universal life and investment-type product policy fees	196	188	1	7	-
Net investment income	114	(239)	(33)	360	26
Other revenues	(16)	1	(17)	-	-
Policyholder benefits and claims and policyholder dividends	(675)	(621)	(44)	(10)	-
Interest credited to policyholder account balances	(352)	(49)	37	(340)	-
Capitalization of DAC	1	-	-	1	-
Amortization of DAC and VOBA	(45)	(42)	4	(7)	-
Amortization of negative VOBA	24	-	24	-	-
Interest expense on debt	(31)	-	-	-	(31)
Other expenses	(15)	2	10	(2)	(25)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit (2)	164	231	(68)	(51)	52
Income (loss) from continuing operations, net of income tax	2,718	2,210	758	240	(490)
Income (loss) from discontinued operations, net of income tax	(3)	(3)	-	-	-
Net income (loss)	2,715	2,207	758	240	(490)
Less: Net income (loss) attributable to noncontrolling interests	21	9	10	1	1
Net income (loss) attributable to MetLife, Inc.	2,694	2,198	748	239	(491)
Less: Preferred stock dividends	61	-	-	-	61
Net income (loss) available to MetLife, Inc.’s common shareholders	$2,633	$2,198	$748	$239	$(552)

Total Operating Premiums, Fees and Other Revenues	$24,737	$18,492	$4,643	$1,434	$168

(1)          Consolidated and Americas results include a pre-tax net investment loss of $633 million related to the sale of the wholly-owned subsidiary, MetLife Assurance Ltd.

(2)          Consolidated, Asia and Corporate & Other results include a charge of $23 million, $13 million and $10 million, respectively, related to the timing of certain tax credits.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year-to-Date Period Ended June 30, 2013
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$18,260	$13,103	$3,978	$1,125	$54
Universal life and investment-type product policy fees	4,492	3,348	886	187	71
Net investment income	10,139	8,223	1,455	248	213
Other revenues	981	862	41	61	17
Total operating revenues	33,872	25,536	6,360	1,621	355

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	18,199	14,831	2,848	493	27
Interest credited to policyholder account balances	3,075	2,101	879	72	23
Capitalization of DAC	(2,468)	(1,022)	(1,068)	(369)	(9)
Amortization of DAC and VOBA	2,121	968	793	360	-
Amortization of negative VOBA	(255)	(1)	(226)	(28)	-
Interest expense on debt	575	6	-	-	569
Other expenses	8,092	4,726	2,148	908	310
Total operating expenses	29,339	21,609	5,374	1,436	920

Operating earnings before provision for income tax	4,533	3,927	986	185	(565)
Provision for income tax expense (benefit)	1,260	1,307	323	30	(400)
Operating earnings	3,273	2,620	663	155	(165)
Preferred stock dividends	61	-	-	-	61
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$3,212	$2,620	$663	$155	$(226)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$3,273	$2,620	$663	$155	$(165)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	424	113	213	39	59
Net derivative gains (losses)	(2,320)	(1,139)	(1,038)	(10)	(133)
Premiums	49	49	-	-	-
Universal life and investment-type product policy fees	170	162	3	5	-
Net investment income	1,220	(191)	1,084	261	66
Other revenues	(11)	-	(10)	-	(1)
Policyholder benefits and claims and policyholder dividends	(798)	(516)	(282)	-	-
Interest credited to policyholder account balances	(1,361)	(18)	(1,077)	(266)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	339	333	11	(5)	-
Amortization of negative VOBA	29	-	29	-	-
Interest expense on debt	(67)	-	-	-	(67)
Other expenses (1)	(399)	(10)	(144)	(8)	(237)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit (1)	955	429	437	(19)	108
Income (loss) from continuing operations, net of income tax	1,503	1,832	(111)	152	(370)
Income (loss) from discontinued operations, net of income tax	(1)	-	(4)	-	3
Net income (loss)	1,502	1,832	(115)	152	(367)
Less: Net income (loss) attributable to noncontrolling interests	14	-	9	2	3
Net income (loss) attributable to MetLife, Inc.	1,488	1,832	(124)	150	(370)
Less: Preferred stock dividends	61	-	-	-	61
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,427	$1,832	$(124)	$150	$(431)

Total Operating Premiums, Fees and Other Revenues	$23,733	$17,313	$4,905	$1,373	$142
(1) Consolidated and Asia results include net investment gains of $19 million, expenses of $154 million and a tax benefit of $119 million related to a settlement of an acquisition tax contingency.

METLIFE SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014

AMERICAS

RETAIL	$581	$659	$658	$612	$652

GROUP, VOLUNTARY & WORKSITE BENEFITS	275	226	231	188	205

CORPORATE BENEFIT FUNDING	346	298	357	355	374

LATIN AMERICA	125	133	173	183	160

AMERICAS TOTAL	$1,327	$1,316	$1,419	$1,338	$1,391

ASIA	330	257	324	328	319

EMEA	68	85	89	88	93

CORPORATE & OTHER	(140)	(163)	(278)	(192)	(213)

METLIFE TOTAL	$1,585	$1,495	$1,554	$1,562	$1,590

(1)          A reconciliation of operating earnings to income (loss) from continuing operations, net of income tax, for each segment and Corporate & Other appears in the QFS as follows: (i) Retail, Page 11, (ii) Group, Voluntary & Worksite Benefits, Page 17, (iii) Corporate Benefit Funding, Page 20, (iv) Latin America, Page 23, (v) Asia, Page 24, (vi) EMEA, Page 25, and (vii) Corporate & Other, Page 26. A consolidated reconciliation of operating earnings to income (loss) from continuing operations, net of income tax, appears on Page 5.

AMERICAS RETAIL STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014

OPERATING REVENUES
Premiums	$1,581	$1,607	$1,793	$1,724	$1,812	$3,128	$3,536
Universal life and investment-type product policy fees	1,238	1,257	1,250	1,247	1,256	2,405	2,503
Net investment income	1,987	1,928	2,022	2,014	1,963	3,948	3,977
Other revenues	257	267	251	245	265	500	510
Total operating revenues	5,063	5,059	5,316	5,230	5,296	9,981	10,526

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	2,272	2,234	2,369	2,407	2,438	4,425	4,845
Interest credited to policyholder account balances	589	582	581	555	561	1,168	1,116
Capitalization of DAC	(344)	(318)	(273)	(234)	(249)	(718)	(483)
Amortization of DAC and VOBA	396	315	342	429	378	727	807
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	1	(1)	-	-	-	1	-
Other expenses	1,265	1,245	1,296	1,142	1,177	2,543	2,319
Total operating expenses	4,179	4,057	4,315	4,299	4,305	8,146	8,604

Operating earnings before provision for income tax	884	1,002	1,001	931	991	1,835	1,922
Provision for income tax expense (benefit)	303	343	343	319	339	628	658
Operating earnings	581	659	658	612	652	1,207	1,264
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$581	$659	$658	$612	$652	$1,207	$1,264

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$581	$659	$658	$612	$652	$1,207	$1,264
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	23	(28)	2	6	10	96	16
Net derivative gains (losses)	(421)	(202)	55	71	225	(577)	296
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	79	92	92	93	92	159	185
Net investment income	(117)	(118)	(117)	(117)	(114)	(236)	(231)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(149)	(413)	(367)	(118)	(215)	(552)	(333)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	155	137	64	(5)	(37)	333	(42)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	150	186	96	25	14	272	39
Income (loss) from continuing operations, net of income tax	301	313	483	567	627	702	1,194
Income (loss) from discontinued operations, net of income tax	-	-	1	(2)	-	-	(2)
Net income (loss)	301	313	484	565	627	702	1,192
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	301	313	484	565	627	702	1,192
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$301	$313	$484	$565	$627	$702	$1,192

Total Operating Premiums, Fees and Other Revenues	$3,076	$3,131	$3,294	$3,216	$3,333	$6,033	$6,549

AMERICAS RETAIL - LIFE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014

OPERATING REVENUES
Premiums	$1,493	$1,511	$1,617	$1,486	$1,508	$2,941	$2,994
Universal life and investment-type product policy fees	417	415	395	400	394	813	794
Net investment income	1,198	1,178	1,254	1,235	1,204	2,402	2,439
Other revenues	160	152	144	137	154	304	291
Total operating revenues	3,268	3,256	3,410	3,258	3,260	6,460	6,518

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	2,053	1,971	2,045	2,032	1,991	3,979	4,023
Interest credited to policyholder account balances	222	226	226	219	226	437	445
Capitalization of DAC	(200)	(176)	(172)	(145)	(168)	(381)	(313)
Amortization of DAC and VOBA	200	232	171	201	196	401	397
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	(1)	-	-	(1)	-	(1)
Other expenses	675	652	713	586	639	1,327	1,225
Total operating expenses	2,950	2,904	2,983	2,893	2,883	5,763	5,776

Operating earnings before provision for income tax	318	352	427	365	377	697	742
Provision for income tax expense (benefit)	105	115	142	121	124	230	245
Operating earnings	213	237	285	244	253	467	497
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$213	$237	$285	$244	$253	$467	$497

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$213	$237	$285	$244	$253	$467	$497
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(1)	(3)	(1)	(14)	1	23	(13)
Net derivative gains (losses)	(87)	(95)	11	69	6	(95)	75
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	(4)	(3)	-	-	(1)	(6)	(1)
Net investment income	(47)	(52)	(53)	(55)	(54)	(96)	(109)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(11)	(10)	(20)	(16)	(11)	(24)	(27)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	52	57	23	6	21	69	27
Income (loss) from continuing operations, net of income tax	115	131	245	234	215	338	449
Income (loss) from discontinued operations, net of income tax	-	-	1	(2)	-	-	(2)
Net income (loss)	115	131	246	232	215	338	447
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	115	131	246	232	215	338	447
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$115	$131	$246	$232	$215	$338	$447

Total Operating Premiums, Fees and Other Revenues	$2,070	$2,078	$2,156	$2,023	$2,056	$4,058	$4,079

AMERICAS RETAIL - ANNUITIES STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014

OPERATING REVENUES
Premiums	$88	$96	$176	$238	$304	$187	$542
Universal life and investment-type product policy fees	821	842	855	847	862	1,592	1,709
Net investment income	789	750	768	779	759	1,546	1,538
Other revenues	97	115	107	108	111	196	219
Total operating revenues	1,795	1,803	1,906	1,972	2,036	3,521	4,008

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	219	263	324	375	447	446	822
Interest credited to policyholder account balances	367	356	355	336	335	731	671
Capitalization of DAC	(144)	(142)	(101)	(89)	(81)	(337)	(170)
Amortization of DAC and VOBA	196	83	171	228	182	326	410
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	1	-	-	-	1	1	1
Other expenses	590	593	583	556	538	1,216	1,094
Total operating expenses	1,229	1,153	1,332	1,406	1,422	2,383	2,828

Operating earnings before provision for income tax	566	650	574	566	614	1,138	1,180
Provision for income tax expense (benefit)	198	228	201	198	215	398	413
Operating earnings	368	422	373	368	399	740	767
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$368	$422	$373	$368	$399	$740	$767

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$368	$422	$373	$368	$399	$740	$767
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	24	(25)	3	20	9	73	29
Net derivative gains (losses)	(334)	(107)	44	2	219	(482)	221
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	83	95	92	93	93	165	186
Net investment income	(70)	(66)	(64)	(62)	(60)	(140)	(122)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(149)	(413)	(367)	(118)	(215)	(552)	(333)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	166	147	84	11	(26)	357	(15)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	98	129	73	19	(7)	203	12
Income (loss) from continuing operations, net of income tax	186	182	238	333	412	364	745
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	186	182	238	333	412	364	745
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	186	182	238	333	412	364	745
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$186	$182	$238	$333	$412	$364	$745

Total Operating Premiums, Fees and Other Revenues	$1,006	$1,053	$1,138	$1,193	$1,277	$1,975	$2,470

AMERICAS RETAIL FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES LIFE & OTHER (1)
	For the Three Months Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
Balance, beginning of period	$84,008	$84,419	$84,811	$85,300	$85,606

Premiums and deposits (2), (3)	2,030	1,966	2,110	1,980	1,985
Surrenders and withdrawals	(823)	(825)	(790)	(753)	(783)
Benefit payments	(781)	(716)	(707)	(851)	(804)

Net Flows	426	425	613	376	398

Net transfers from (to) separate account	50	22	35	28	27
Interest	819	825	827	824	833
Policy charges	(482)	(473)	(475)	(477)	(477)
Other	(402)	(407)	(511)	(445)	(512)

Balance, end of period	$84,419	$84,811	$85,300	$85,606	$85,875

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
Balance, beginning of period	$50,020	$48,990	$48,428	$46,988	$46,899
Premiums and deposits (2), (3)	772	816	816	842	849
Surrenders and withdrawals	(998)	(908)	(1,372)	(1,163)	(912)
Benefit payments	(420)	(408)	(396)	(414)	(414)

Net Flows	(646)	(500)	(952)	(735)	(477)
Net transfers from (to) separate account	(214)	58	(119)	(21)	(10)
Interest	429	417	415	395	397
Policy charges	(15)	(13)	(12)	(13)	(14)
Other	(584)	(524)	(772)	285	14

Balance, end of period	$48,990	$48,428	$46,988	$46,899	$46,809

SEPARATE ACCOUNT LIABILITIES LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
Balance, beginning of period	$8,957	$8,919	$9,420	$9,945	$9,971
Premiums and deposits (3)	165	163	166	164	158
Surrenders and withdrawals	(116)	(108)	(102)	(113)	(111)
Benefit payments	(11)	(10)	(11)	(16)	(10)

Net Flows	38	45	53	35	37
Investment performance	108	604	647	151	354
Net transfers from (to) general account	(50)	(22)	(35)	(28)	(27)
Policy charges	(132)	(132)	(132)	(133)	(133)
Other	(2)	6	(8)	1	(4)

Balance, end of period	$8,919	$9,420	$9,945	$9,971	$10,198

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
Balance, beginning of period	$150,826	$149,117	$155,977	$162,436	$162,713

Premiums and deposits (3)	2,382	2,240	1,451	1,331	1,344
Surrenders and withdrawals	(2,444)	(2,289)	(2,594)	(2,631)	(2,871)
Benefit payments	(317)	(295)	(301)	(320)	(359)

Net Flows	(379)	(344)	(1,444)	(1,620)	(1,886)
Investment performance	(684)	8,165	8,664	2,723	6,170
Net transfers from (to) general account	214	(58)	119	21	10
Policy charges	(860)	(903)	(880)	(849)	(913)
Other	-	-	-	2	(1)

Balance, end of period	$149,117	$155,977	$162,436	$162,713	$166,093

(1)          All of the retail property & casualty activity is reflected within the “Other” category.

(2)          Includes premiums and deposits directed to the General Account investment option of variable products.

(3)          Includes company sponsored internal exchanges.

AMERICAS RETAIL OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014

Direct and allocated expenses	$451	$470	$542	$445	$447
Pension and post-retirement benefit costs	60	60	60	58	57
Premium taxes, other taxes, and licenses & fees	41	36	43	39	47
Total fixed operating expenses	$552	$566	$645	$542	$551

Commissions and other variable expenses	713	679	651	600	626

Total other expenses	$1,265	$1,245	$1,296	$1,142	$1,177

SALES BY PRODUCT
	For the Three Months Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014

Life Sales (1)
Term Life	$26	$21	$22	$16	$16
Whole Life	31	36	41	29	36
Variable Life	9	11	8	7	16
Universal Life	47	17	16	12	12
Total life sales	$113	$85	$87	$64	$80

Annuity Sales (2)
Fixed and indexed annuity sales	$191	$188	$422	$426	$460
Variable annuity sales	2,761	2,693	1,669	1,603	1,602
Total annuity sales	$2,952	$2,881	$2,091	$2,029	$2,062

Annuity Separate Accounts and General Accounts
Separate Accounts
Total variable annuity separate accounts	$2,277	$2,175	$1,397	$1,290	$1,302
General Accounts
Fixed and indexed annuity	191	188	422	426	460
Variable annuity	484	518	272	313	300
Total general accounts	675	706	694	739	760
Total annuity premiums and deposits	$2,952	$2,881	$2,091	$2,029	$2,062

(1)          Statistical sales information is calculated using the LIMRA definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

(2)          Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

AMERICAS RETAIL SPREAD BY PRODUCT VARIABLE & UNIVERSAL LIFE (1)
	For the Three Months Ended
Unaudited	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014

Investment income yield excluding variable investment income	6.22%	6.17%	6.13%	6.13%	6.15%
Variable investment income yield	0.31%	0.04%	0.54%	0.53%	0.02%
Total investment income yield	6.53%	6.21%	6.67%	6.66%	6.17%
Average crediting rate	4.52%	4.52%	4.50%	4.50%	4.50%
Annualized general account spread	2.01%	1.69%	2.17%	2.16%	1.67%

Annualized general account spread excluding variable investment income yield	1.70%	1.65%	1.63%	1.63%	1.65%

DEFERRED ANNUITIES (2)
	For the Three Months Ended
Unaudited	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014

Investment income yield excluding variable investment income	6.37%	6.07%	6.01%	5.88%	5.84%
Variable investment income yield	0.16%	0.13%	0.27%	0.36%	0.24%
Total investment income yield	6.53%	6.20%	6.28%	6.24%	6.08%
Average crediting rate	3.39%	3.39%	3.38%	3.29%	3.29%
Annualized general account spread	3.14%	2.81%	2.90%	2.95%	2.79%

Annualized general account spread excluding variable investment income yield	2.98%	2.68%	2.63%	2.59%	2.55%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014

Life (3)
Operating premiums, fees and other revenues	$1,399	$1,406	$1,485	$1,368	$1,377
Interest Adjusted Benefit Ratio	53.6%	51.0%	54.2%	56.9%	48.9%

Lapse Ratio (4)
Traditional life	5.8%	5.9%	5.9%	5.8%	5.8%
Variable & universal life	4.8%	4.6%	4.5%	4.3%	4.1%
Fixed annuity	8.6%	8.8%	9.9%	10.5%	10.3%
Variable annuity	6.0%	6.1%	6.2%	6.3%	6.5%

Retail Property & Casualty
Operating premiums, fees and other revenues	$440	$451	$453	$447	$452
Combined ratio including catastrophes	107.5%	92.6%	88.6%	94.3%	107.5%
Combined ratio excluding catastrophes	86.1%	86.3%	85.2%	89.3%	83.6%

(1)          Represents the general account spread for variable & universal life, a component of Life & Other.

(2)          Represents the general account spread for deferred annuities, a component of Annuities.

(3)          Represents traditional life and variable & universal life, components of Life & Other.

(4)          Lapse ratios are calculated based on the average of the most recent 12 months of experience.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014

OPERATING REVENUES
Premiums	$3,797	$3,767	$3,812	$4,002	$4,038	$7,671	$8,040
Universal life and investment-type product policy fees	170	171	167	177	181	350	358
Net investment income	472	459	472	453	458	925	911
Other revenues	105	103	102	107	104	213	211
Total operating revenues	4,544	4,500	4,553	4,739	4,781	9,159	9,520

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	3,514	3,527	3,546	3,781	3,789	7,154	7,570
Interest credited to policyholder account balances	39	38	39	40	39	78	79
Capitalization of DAC	(35)	(37)	(36)	(34)	(36)	(68)	(70)
Amortization of DAC and VOBA	33	37	36	36	35	67	71
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	1	-	-	-	-	1	-
Other expenses	578	595	619	628	638	1,166	1,266
Total operating expenses	4,130	4,160	4,204	4,451	4,465	8,398	8,916

Operating earnings before provision for income tax	414	340	349	288	316	761	604
Provision for income tax expense (benefit)	139	114	118	100	111	256	211
Operating earnings	275	226	231	188	205	505	393
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$275	$226	$231	$188	$205	$505	$393

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$275	$226	$231	$188	$205	$505	$393
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(28)	(3)	(7)	(11)	10	(11)	(1)
Net derivative gains (losses)	(310)	(173)	(64)	116	71	(439)	187
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(45)	(44)	(43)	(39)	(42)	(85)	(81)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	134	78	39	(23)	(14)	187	(37)
Income (loss) from continuing operations, net of income tax	26	84	156	231	230	157	461
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	26	84	156	231	230	157	461
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	26	84	156	231	230	157	461
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$26	$84	$156	$231	$230	$157	$461

Operating Premiums, Fees and Other Revenues
Group	$3,456	$3,420	$3,455	$3,657	$3,684	$7,013	$7,341
Voluntary & Worksite	616	621	626	629	639	1,221	1,268
Total Group, Voluntary & Worksite Benefits	$4,072	$4,041	$4,081	$4,286	$4,323	$8,234	$8,609

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES (1)
	For the Three Months Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
Balance, beginning of period	$26,444	$25,974	$26,064	$26,228	$26,460
Premiums and deposits	4,327	4,515	4,283	4,546	4,500
Surrenders and withdrawals	(795)	(998)	(723)	(725)	(729)
Benefit payments	(3,150)	(3,145)	(3,213)	(3,390)	(3,364)

Net Flows	382	372	347	431	407
Net transfers from (to) separate account	-	-	-	-	-
Interest	214	218	221	219	223
Policy charges	(131)	(131)	(118)	(137)	(139)
Other	(935)	(369)	(286)	(281)	(294)

Balance, end of period	$25,974	$26,064	$26,228	$26,460	$26,657

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
Balance, beginning of period	$562	$566	$602	$644	$646
Premiums and deposits	50	52	50	54	52
Surrenders and withdrawals	(11)	(12)	(11)	(14)	(9)
Benefit payments	(1)	-	-	(1)	(2)

Net Flows	38	40	39	39	41
Investment performance	9	39	46	9	26
Net transfers from (to) general account	-	-	-	-	-
Policy charges	(42)	(42)	(42)	(44)	(45)
Other	(1)	(1)	(1)	(2)	(1)

Balance, end of period	$566	$602	$644	$646	$667
(1) All of the group property & casualty activity is reflected within the “Other” category.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014

Direct and allocated expenses	$404	$422	$442	$441	$432
Pension and post-retirement benefit costs	25	25	25	24	23
Premium taxes, other taxes, and licenses & fees	62	59	57	71	80
Total fixed operating expenses	$491	$506	$524	$536	$535

Commissions and other variable expenses	87	89	95	92	103
Total other expenses	$578	$595	$619	$628	$638

SPREAD (1)
	For the Three Months Ended
Unaudited	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014

Investment income yield excluding variable investment income	5.97%	5.91%	5.72%	5.57%	5.64%
Variable investment income yield	0.36%	0.16%	0.45%	0.34%	0.32%
Total investment income yield	6.33%	6.07%	6.17%	5.91%	5.96%
Average crediting rate	3.33%	3.30%	3.36%	3.36%	3.36%
Annualized general account spread	3.00%	2.77%	2.81%	2.55%	2.60%

Annualized general account spread excluding variable investment income yield	2.64%	2.61%	2.36%	2.21%	2.28%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014

Group Life (2)
Operating premiums, fees and other revenues	$1,406	$1,352	$1,368	$1,436	$1,435
Mortality ratio	86.5%	90.3%	87.9%	93.6%	87.3%

Group Non-Medical Health (3)
Operating premiums, fees and other revenues	$1,605	$1,602	$1,593	$1,695	$1,705
Interest Adjusted Loss Ratio (4)	80.0%	80.6%	80.9%	78.8%	82.6%

Group Property & Casualty (5)
Operating premiums, fees and other revenues	$358	$363	$367	$366	$371
Combined ratio including catastrophes	97.7%	90.2%	93.7%	98.2%	96.4%
Combined ratio excluding catastrophes	92.1%	87.5%	92.9%	94.3%	86.8%

(1)          Excludes group property & casualty.

(2)          Excludes accidental death and dismemberment (“AD&D”) and certain experience-rated contracts.

(3)          Includes dental, disability, long-term care (“LTC”), AD&D, critical illness, vision and other health.

(4)          Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The products within Group Non-Medical Health with interest credited on future policyholder benefits are LTC and disability.

(5)          Excludes the portion of group property & casualty reported in the Latin America segment.

AMERICAS CORPORATE BENEFIT FUNDING STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014

OPERATING REVENUES
Premiums	$503	$450	$1,398	$301	$686	$919	$987
Universal life and investment-type product policy fees	65	54	60	57	55	133	112
Net investment income	1,402	1,384	1,445	1,410	1,443	2,792	2,853
Other revenues	67	68	70	68	75	140	143
Total operating revenues	2,037	1,956	2,973	1,836	2,259	3,984	4,095

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,080	1,071	2,012	888	1,273	2,097	2,161
Interest credited to policyholder account balances	305	292	293	278	287	648	565
Capitalization of DAC	(6)	(2)	(2)	(1)	(18)	(23)	(19)
Amortization of DAC and VOBA	6	4	2	4	6	17	10
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	2	3	2	2	2	4	4
Other expenses	116	129	120	120	134	255	254
Total operating expenses	1,503	1,497	2,427	1,291	1,684	2,998	2,975

Operating earnings before provision for income tax	534	459	546	545	575	986	1,120
Provision for income tax expense (benefit)	188	161	189	190	201	346	391
Operating earnings	346	298	357	355	374	640	729
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$346	$298	$357	$355	$374	$640	$729

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$346	$298	$357	$355	$374	$640	$729
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(3)	(15)	(12)	(541)	(195)	19	(736)
Net derivative gains (losses)	(209)	(140)	9	103	125	(104)	228
Premiums	-	40	4	-	2	48	2
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	46	40	44	40	11	121	51
Other revenues	-	-	-	-	1	-	1
Policyholder benefits and claims and policyholder dividends	1	(76)	(30)	(33)	(28)	(72)	(61)
Interest credited to policyholder account balances	(2)	(6)	(3)	(3)	(4)	(4)	(7)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(6)	(5)	(5)	(6)	(4)	(9)	(10)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	61	57	(4)	148	24	-	172
Income (loss) from continuing operations, net of income tax	234	193	360	63	306	639	369
Income (loss) from discontinued operations, net of income tax	-	-	-	(1)	-	-	(1)
Net income (loss)	234	193	360	62	306	639	368
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	234	193	360	62	306	639	368
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$234	$193	$360	$62	$306	$639	$368

Total Operating Premiums, Fees and Other Revenues	$635	$572	$1,528	$426	$816	$1,192	$1,242

(1)         The three months ended March 31, 2014 and June 30, 2014 include a pre-tax net investment loss of $495 million and $138 million, respectively, and the year-to-date period ended June 30, 2014 includes a pre-tax net investment loss of $633 million, related to the sale of the wholly-owned subsidiary, MetLife Assurance Ltd.

AMERICAS CORPORATE BENEFIT FUNDING FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
Balance, beginning of period	$119,187	$112,395	$111,203	$112,454	$110,073
Premiums and deposits	13,826	12,224	13,100	11,769	20,774
Surrenders and withdrawals	(17,483)	(12,717)	(11,584)	(14,691)	(16,760)
Benefit payments	(847)	(881)	(848)	(869)	(870)

Net Flows	(4,504)	(1,374)	668	(3,791)	3,144
Net transfers from (to) separate account	(5)	(4)	2	30	(6)
Interest	975	960	962	941	952
Policy charges	(38)	(40)	(15)	(38)	(40)
Other	(3,220)	(734)	(366)	477	(2,806)

Balance, end of period	$112,395	$111,203	$112,454	$110,073	$111,317

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
Balance, beginning of period	$75,735	$74,845	$76,029	$77,023	$79,612
Premiums and deposits	1,982	2,557	1,915	2,244	3,997
Surrenders and withdrawals	(922)	(1,209)	(1,127)	(1,530)	(2,444)
Benefit payments	(20)	(13)	(16)	(21)	(13)

Net Flows	1,040	1,335	772	693	1,540
Investment performance	(1,286)	860	787	1,395	1,661
Net transfers from (to) general account	5	4	(2)	(30)	6
Policy charges	(85)	(81)	(81)	(77)	(83)
Other	(564)	(934)	(482)	608	(1,015)

Balance, end of period	$74,845	$76,029	$77,023	$79,612	$81,721

AMERICAS CORPORATE BENEFIT FUNDING OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014

Direct and allocated expenses	$65	$76	$68	$70	$65
Pension and post-retirement benefit costs	14	14	14	13	13
Premium taxes, other taxes, and licenses & fees	4	4	2	5	-
Total fixed operating expenses	$83	$94	$84	$88	$78

Commissions and other variable expenses	33	35	36	32	56
Total other expenses	$116	$129	$120	$120	$134

SPREAD
	For the Three Months Ended
Unaudited	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014

Investment income yield excluding variable investment income	4.68%	4.80%	4.77%	4.67%	4.77%
Variable investment income yield	0.33%	0.23%	0.44%	0.39%	0.44%
Total investment income yield	5.01%	5.03%	5.21%	5.06%	5.21%
Average crediting rate	3.42%	3.46%	3.44%	3.41%	3.44%
Annualized general account spread	1.59%	1.57%	1.77%	1.65%	1.77%

Annualized general account spread excluding variable investment income yield	1.26%	1.34%	1.33%	1.26%	1.33%

AMERICAS LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014

OPERATING REVENUES
Premiums	$710	$692	$747	$668	$780	$1,385	$1,448
Universal life and investment-type product policy fees	235	222	309	311	317	460	628
Net investment income	281	354	334	325	332	558	657
Other revenues	5	-	14	7	9	9	16
Total operating revenues	1,231	1,268	1,404	1,311	1,438	2,412	2,749

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	601	637	662	604	743	1,155	1,347
Interest credited to policyholder account balances	103	106	104	98	100	207	198
Capitalization of DAC	(108)	(103)	(108)	(89)	(93)	(213)	(182)
Amortization of DAC and VOBA	83	63	90	79	81	157	160
Amortization of negative VOBA	-	(1)	-	-	(1)	(1)	(1)
Interest expense on debt	1	-	-	-	-	-	-
Other expenses	390	395	455	402	412	762	814
Total operating expenses	1,070	1,097	1,203	1,094	1,242	2,067	2,336

Operating earnings before provision for income tax	161	171	201	217	196	345	413
Provision for income tax expense (benefit)	36	38	28	34	36	77	70
Operating earnings	125	133	173	183	160	268	343
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$125	$133	$173	$183	$160	$268	$343

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$125	$133	$173	$183	$160	$268	$343
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	9	(5)	16	29	(14)	9	15
Net derivative gains (losses)	(28)	3	(8)	(4)	8	(19)	4
Premiums	1	-	(2)	(1)	-	1	(1)
Universal life and investment-type product policy fees	2	2	1	2	1	3	3
Net investment income	1	42	29	3	19	9	22
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	171	(11)	81	(83)	(144)	108	(227)
Interest credited to policyholder account balances	(3)	(51)	(35)	(14)	(28)	(14)	(42)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(1)	-	5	6	6	(1)	12
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(49)	3	(44)	19	38	(30)	57
Income (loss) from continuing operations, net of income tax	228	116	216	140	46	334	186
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	228	116	216	140	46	334	186
Less: Net income (loss) attributable to noncontrolling interests	-	-	5	5	4	-	9
Net income (loss) attributable to MetLife, Inc.	228	116	211	135	42	334	177
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$228	$116	$211	$135	$42	$334	$177

Total Operating Premiums, Fees and Other Revenues	$950	$914	$1,070	$986	$1,106	$1,854	$2,092

ASIA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014

OPERATING REVENUES
Premiums	$1,980	$1,922	$1,901	$1,890	$1,913	$3,978	$3,803
Universal life and investment-type product policy fees	442	438	398	389	400	886	789
Net investment income	723	696	764	693	717	1,455	1,410
Other revenues	28	22	29	27	24	41	51
Total operating revenues	3,173	3,078	3,092	2,999	3,054	6,360	6,053

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,433	1,506	1,401	1,397	1,425	2,848	2,822
Interest credited to policyholder account balances	437	407	404	387	394	879	781
Capitalization of DAC	(522)	(515)	(560)	(494)	(457)	(1,068)	(951)
Amortization of DAC and VOBA	392	393	356	338	362	793	700
Amortization of negative VOBA	(113)	(99)	(102)	(94)	(92)	(226)	(186)
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	1,054	1,040	1,124	990	976	2,148	1,966
Total operating expenses	2,681	2,732	2,623	2,524	2,608	5,374	5,132

Operating earnings before provision for income tax	492	346	469	475	446	986	921
Provision for income tax expense (benefit)	162	89	145	147	127	323	274
Operating earnings	330	257	324	328	319	663	647
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$330	$257	$324	$328	$319	$663	$647

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$330	$257	$324	$328	$319	$663	$647
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	85	52	78	157	82	213	239
Net derivative gains (losses)	(486)	164	(183)	(7)	(35)	(1,038)	(42)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	2	1	(2)	-	1	3	1
Net investment income	446	(64)	400	(35)	2	1,084	(33)
Other revenues	(10)	(11)	(13)	(13)	(4)	(10)	(17)
Policyholder benefits and claims and policyholder dividends	(138)	(41)	(18)	(18)	(26)	(282)	(44)
Interest credited to policyholder account balances	(438)	64	(407)	35	2	(1,077)	37
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	1	1	3	1	3	11	4
Amortization of negative VOBA	14	13	13	12	12	29	24
Interest expense on debt	-	-	-	-	-	-	-
Other expenses (1)	6	6	6	6	4	(144)	10
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit (1), (2), (3)	154	94	(44)	(41)	(27)	437	(68)
Income (loss) from continuing operations, net of income tax	(34)	536	157	425	333	(111)	758
Income (loss) from discontinued operations, net of income tax	(1)	1	-	-	-	(4)	-
Net income (loss)	(35)	537	157	425	333	(115)	758
Less: Net income (loss) attributable to noncontrolling interests	5	6	7	6	4	9	10
Net income (loss) attributable to MetLife, Inc.	(40)	531	150	419	329	(124)	748
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(40)	$531	$150	$419	$329	$(124)	$748

Total Operating Premiums, Fees and Other Revenues	$2,450	$2,382	$2,328	$2,306	$2,337	$4,905	$4,643

(1)         The three months and year-to-date period ended June 30, 2013 include net investment gains of $8 million and $19 million, respectively, expenses of $0 and $154 million, respectively, and a tax benefit of $0 and $119 million, respectively, related to a settlement of an acquisition tax contingency.

(2)         The three months ended September 30, 2013 and December 31, 2013 include a deferred tax benefit (expense) of $95 million and ($86) million, respectively, related to the conversion of the Japan branch to a subsidiary. The three months ended September 30, 2013 also includes a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

(3)         The three months and year-to-date period ended June 30, 2014 include a charge of $13 million related to the timing of certain tax credits.

EMEA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014

OPERATING REVENUES
Premiums	$558	$586	$586	$597	$584	$1,125	$1,181
Universal life and investment-type product policy fees	96	100	99	109	117	187	226
Net investment income	120	124	126	123	134	248	257
Other revenues	34	21	15	16	11	61	27
Total operating revenues	808	831	826	845	846	1,621	1,691

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	256	243	303	261	271	493	532
Interest credited to policyholder account balances	37	37	38	34	35	72	69
Capitalization of DAC	(192)	(173)	(172)	(176)	(170)	(369)	(346)
Amortization of DAC and VOBA	195	166	157	164	160	360	324
Amortization of negative VOBA	(11)	(13)	(54)	(9)	(6)	(28)	(15)
Interest expense on debt	(1)	-	1	-	-	-	-
Other expenses	460	443	459	456	446	908	902
Total operating expenses	744	703	732	730	736	1,436	1,466

Operating earnings before provision for income tax	64	128	94	115	110	185	225
Provision for income tax expense (benefit)	(4)	43	5	27	17	30	44
Operating earnings	68	85	89	88	93	155	181
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$68	$85	$89	$88	$93	$155	$181

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$68	$85	$89	$88	$93	$155	$181
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	23	10	(65)	(9)	2	39	(7)
Net derivative gains (losses)	(4)	30	(26)	38	49	(10)	87
Premiums	-	-	-	3	18	-	21
Universal life and investment-type product policy fees	7	1	9	3	4	5	7
Net investment income	(132)	150	255	87	273	261	360
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	53	(2)	(8)	-	(10)
Interest credited to policyholder account balances	118	(135)	(230)	(86)	(254)	(266)	(340)
Capitalization of DAC	-	-	-	-	1	-	1
Amortization of DAC and VOBA	(9)	-	(11)	(4)	(3)	(5)	(7)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(5)	(7)	3	(2)	-	(8)	(2)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	3	(17)	3	(13)	(38)	(19)	(51)
Income (loss) from continuing operations, net of income tax	69	117	80	103	137	152	240
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	69	117	80	103	137	152	240
Less: Net income (loss) attributable to noncontrolling interests	-	1	-	-	1	2	1
Net income (loss) attributable to MetLife, Inc.	69	116	80	103	136	150	239
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$69	$116	$80	$103	$136	$150	$239

Total Operating Premiums, Fees and Other Revenues	$688	$707	$700	$722	$712	$1,373	$1,434

CORPORATE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014

OPERATING REVENUES
Premiums	$28	$30	$32	$35	$40	$54	$75
Universal life and investment-type product policy fees	35	34	34	33	34	71	67
Net investment income	72	53	94	67	48	213	115
Other revenues	4	5	6	21	5	17	26
Total operating revenues	139	122	166	156	127	355	283

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	18	25	11	35	25	27	60
Interest credited to policyholder account balances	11	10	9	9	9	23	18
Capitalization of DAC	(5)	(5)	(14)	(18)	(8)	(9)	(26)
Amortization of DAC and VOBA	-	1	-	-	3	-	3
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	283	286	293	292	297	569	589
Other expenses	146	179	405	213	196	310	409
Total operating expenses	453	496	704	531	522	920	1,053

Operating earnings before provision for income tax	(314)	(374)	(538)	(375)	(395)	(565)	(770)
Provision for income tax expense (benefit)	(205)	(241)	(291)	(213)	(213)	(400)	(426)
Operating earnings	(109)	(133)	(247)	(162)	(182)	(165)	(344)
Preferred stock dividends	31	30	31	30	31	61	61
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(140)	$(163)	$(278)	$(192)	$(213)	$(226)	$(405)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$(109)	$(133)	$(247)	$(162)	$(182)	$(165)	$(344)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	1	(96)	(190)	(42)	(20)	59	(62)
Net derivative gains (losses)	(232)	(228)	(156)	26	(132)	(133)	(106)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	26	22	22	11	15	66	26
Other revenues	-	1	-	-	-	(1)	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(34)	(29)	(27)	(18)	(13)	(67)	(31)
Other expenses	(81)	(66)	(77)	(7)	(18)	(237)	(25)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit (1)	113	143	138	5	47	108	52
Income (loss) from continuing operations, net of income tax	(316)	(386)	(537)	(187)	(303)	(370)	(490)
Income (loss) from discontinued operations, net of income tax	3	1	-	-	-	3	-
Net income (loss)	(313)	(385)	(537)	(187)	(303)	(367)	(490)
Less: Net income (loss) attributable to noncontrolling interests	3	(4)	(4)	-	1	3	1
Net income (loss) attributable to MetLife, Inc.	(316)	(381)	(533)	(187)	(304)	(370)	(491)
Less: Preferred stock dividends	31	30	31	30	31	61	61
Net income (loss) available to MetLife, Inc.’s common shareholders	$(347)	$(411)	$(564)	$(217)	$(335)	$(431)	$(552)

Total Operating Premiums, Fees and Other Revenues	$67	$69	$72	$89	$79	$142	$168
(1) The three months and year-to-date period ended June 30, 2014 include a charge of $10 million related to the timing of certain tax credits.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
Fixed Maturity Securities
Yield (1)	4.71%	4.92%	4.90%	4.76%	4.90%
Investment income (2), (3), (4)	$3,687	$3,792	$3,786	$3,685	$3,796
Investment gains (losses) (3)	144	(77)	30	95	54
Ending carrying value (2), (3)	357,447	349,614	351,476	356,352	368,428
Mortgage Loans
Yield (1)	5.40%	5.34%	6.05%	5.08%	5.05%
Investment income (3), (4)	716	725	841	709	708
Investment gains (losses) (3)	23	(13)	-	(11)	16
Ending carrying value (3)	53,368	55,637	56,108	55,999	56,585
Real Estate and Real Estate Joint Ventures
Yield (1)	4.26%	3.09%	4.00%	3.45%	4.54%
Investment income (3)	106	77	104	89	114
Investment gains (losses) (3)	(8)	3	-	60	(1)
Ending carrying value	9,886	10,053	10,712	9,930	10,101
Policy Loans
Yield (1)	5.18%	5.38%	5.27%	5.33%	5.36%
Investment income	152	158	155	157	158
Ending carrying value	11,722	11,782	11,764	11,762	11,785
Equity Securities
Yield (1)	5.13%	3.87%	5.30%	3.86%	4.72%
Investment income	36	28	39	30	37
Investment gains (losses)	4	3	25	25	25
Ending carrying value	3,231	3,241	3,402	3,693	3,863
Other Limited Partnership Interests
Yield (1)	15.43%	7.95%	15.82%	17.28%	10.46%
Investment income	275	144	290	329	206
Investment gains (losses)	(41)	-	(7)	(2)	(36)
Ending carrying value	7,197	7,253	7,401	7,819	7,964
Cash and Short-term Investments
Yield (1)	1.10%	0.97%	1.01%	1.16%	1.05%
Investment income	42	39	42	45	39
Investment gains (losses)	15	6	3	(1)	-
Ending carrying value (3)	22,170	24,039	21,540	22,481	19,759
Other Invested Assets (1)
Investment income	222	217	201	220	200
Investment gains (losses) (3)	12	6	(27)	(3)	(3)
Ending carrying value	17,920	16,766	16,229	16,433	17,116
Total Investments
Investment income yield (1)	5.00%	4.98%	5.20%	5.02%	5.01%
Investment fees and expenses yield	(0.13% )	(0.13% )	(0.15% )	(0.13% )	(0.13% )
Net Investment Income Yield (1), (3), (5)	4.87%	4.85%	5.05%	4.89%	4.88%
Investment income	$5,236	$5,180	$5,458	$5,264	$5,258
Investment fees and expenses	(131)	(137)	(152)	(136)	(139)
Net investment income including Divested businesses	5,105	5,043	5,306	5,128	5,119
Less: Net investment income from Divested businesses (5)	48	45	49	43	24
Net Investment Income (3)	$5,057	$4,998	$5,257	$5,085	$5,095
Ending Carrying Value (3)	$482,941	$478,385	$478,632	$484,469	$495,601
Investment portfolio gains (losses) including Divested businesses	$149	$(72)	$24	$163	$55
Less: Investment portfolio gains (losses) from Divested businesses (5)	-	1	(6)	-	-
Investment Portfolio Gains (Losses) (3), (5)	$149	$(73)	$30	$163	$55
Gross investment gains	$400	$280	$331	$441	$270
Gross investment losses	(195)	(293)	(232)	(258)	(127)
Writedowns	(56)	(60)	(69)	(20)	(88)
Investment Portfolio Gains (Losses) (3), (5)	149	(73)	30	163	55
Investment portfolio gains (losses) income tax (expense) benefit	(42)	63	(42)	(32)	(55)
Investment Portfolio Gains (Losses), Net of Income Tax	$107	$(10)	$(12)	$131	$-

Derivative Gains (Losses) including Divested businesses	$(1,870)	$(738)	$(560)	$152	$135
Less: Derivative gains (losses) from Divested businesses (5)	(99)	20	(1)	35	45
Derivative gains (losses) (3), (5)	(1,771)	(758)	(559)	117	90
Derivative gains (losses) income tax (expense) benefit	623	265	202	(39)	(19)
Derivative Gains (Losses), Net of Income Tax	$(1,148)	$(493)	$(357)	$78	$71

(1)          Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities (“CSEs”) and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)          Fixed maturity securities includes $933 million, $827 million, $1,289 million, $1,283 million and $1,372 million in ending carrying value, and ($11) million, $14 million, $41 million, $37 million and $44 million of investment income related to fair value option and trading securities at or for the three months ended June 30, 2013, September 30, 2013, December 31, 2013, March 31, 2014 and June 30, 2014, respectively.

(3)          The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended June 30, 2013, September 30, 2013, December 31, 2013, March 31, 2014 and June 30, 2014, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $15,150 million, $15,796 million, $16,111 million, $16,192 million and $16,441 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $27 million, $23 million, $23 million, $19 million and $18 million, mortgage loans of $2,268 million, $2,096 million, $1,598 million, $1,140 million and $638 million and cash and short-term investments of $4 million, $1 million, $0, $0 and $0; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
Investment portfolio gains (losses) including Divested businesses - in above yield table	$149	$(72)	$24	$163	$55
Real estate discontinued operations	(1)	1	-	5	-
Net investment gains (losses) related to CSEs	8	4	13	2	1
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(46)	(18)	(215)	(581)	(181)
Net investment gains (losses) - GAAP basis	$110	$(85)	$(178)	$(411)	$(125)

	For the Three Months Ended
	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
Derivative gains (losses) including Divested businesses - in above yield table	$(1,870)	$(738)	$(560)	$152	$135
Investment hedge adjustments (5)	167	175	170	175	169
Joint venture adjustments	1	-	1	-	(1)
Settlement of foreign currency earnings hedges	10	11	13	13	4
PAB hedge adjustments	2	6	3	3	4
Net derivative gains (losses) - GAAP basis	$(1,690)	$(546)	$(373)	$343	$311

(4)          Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)          Yields are calculated including net investment income of Divested businesses and related carrying values. The net investment income adjustment on Page A-1 for Divested businesses for the three months ended June 30, 2013, September 30, 2013, December 31, 2013, March 31, 2014 and June 30, 2014, excludes $7 million, $1 million, $2 million, ($3) million and $4 million, respectively, for the investment hedge adjustment that are included in the investment hedge adjustment line of the derivatives gains (loss) GAAP adjustments reconciliation table presented above.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
Fixed Maturity Securities
Yield (1)	4.77%	4.82%	4.84%	4.76%	4.83%
Investment income (2), (3), (4)	$7,520	$11,312	$15,098	$3,685	$7,481
Investment gains (losses) (3)	457	380	410	95	149
Ending carrying value (2), (3)	357,447	349,614	351,476	356,352	368,428
Mortgage Loans
Yield (1)	5.46%	5.42%	5.58%	5.08%	5.06%
Investment income (3), (4)	1,454	2,179	3,020	709	1,417
Investment gains (losses) (3)	35	22	22	(11)	5
Ending carrying value (3)	53,368	55,637	56,108	55,999	56,585
Real Estate and Real Estate Joint Ventures
Yield (1)	3.33%	3.25%	3.44%	3.45%	3.98%
Investment income (3)	166	243	347	89	203
Investment gains (losses) (3)	(28)	(25)	(25)	60	59
Ending carrying value	9,886	10,053	10,712	9,930	10,101
Policy Loans
Yield (1)	5.20%	5.26%	5.26%	5.33%	5.35%
Investment income	307	465	620	157	315
Ending carrying value	11,722	11,782	11,764	11,762	11,785
Equity Securities
Yield (1)	4.28%	4.14%	4.44%	3.86%	4.30%
Investment income	60	88	127	30	67
Investment gains (losses)	(23)	(20)	5	25	50
Ending carrying value	3,231	3,241	3,402	3,693	3,863
Other Limited Partnership Interests
Yield (1)	14.85%	12.50%	13.35%	17.28%	13.81%
Investment income	521	665	955	329	535
Investment gains (losses)	(41)	(41)	(48)	(2)	(38)
Ending carrying value	7,197	7,253	7,401	7,819	7,964
Cash and Short-term Investments
Yield (1)	0.98%	0.98%	0.98%	1.16%	1.11%
Investment income	87	126	168	45	84
Investment gains (losses)	54	60	63	(1)	(1)
Ending carrying value (3)	22,170	24,039	21,540	22,481	19,759
Other Invested Assets (1)
Investment income	401	618	819	220	420
Investment gains (losses) (3)	(20)	(14)	(41)	(3)	(6)
Ending carrying value	17,920	16,766	16,229	16,433	17,116
Total Investments
Investment income yield (1)	4.97%	4.97%	5.03%	5.02%	5.02%
Investment fees and expenses yield	(0.13% )	(0.13% )	(0.13% )	(0.13% )	(0.13% )
Net Investment Income Yield (1), (3), (5)	4.84%	4.84%	4.90%	4.89%	4.89%
Investment income	$10,516	$15,696	$21,154	$5,264	$10,522
Investment fees and expenses	(274)	(411)	(563)	(136)	(275)
Net investment income including Divested businesses	10,242	15,285	20,591	5,128	10,247
Less: Net investment income from Divested businesses (5)	103	148	197	43	67
Net Investment Income (3)	$10,139	$15,137	$20,394	$5,085	$10,180
Ending Carrying Value (3)	$482,941	$478,385	$478,632	$484,469	$495,601
Investment portfolio gains (losses) including Divested businesses	$434	$362	$386	$163	$218
Less: Investment portfolio gains (losses) from Divested businesses (5)	(1)	-	(6)	-	-
Investment Portfolio Gains (Losses) (3), (5)	$435	$362	$392	$163	$218
Gross investment gains	$959	$1,239	$1,570	$441	$711
Gross investment losses	(389)	(682)	(914)	(258)	(385)
Writedowns	(135)	(195)	(264)	(20)	(108)
Investment Portfolio Gains (Losses) (3), (5)	435	362	392	163	218
Investment portfolio gains (losses) income tax (expense) benefit	(168)	(105)	(147)	(32)	(87)
Investment Portfolio Gains (Losses), Net of Income Tax	$267	$257	$245	$131	$131

Derivative Gains (Losses) including Divested businesses	$(2,633)	$(3,371)	$(3,931)	$152	$287
Less: Derivative gains (losses) from Divested businesses (5)	28	48	47	35	80
Derivative gains (losses) (3), (5)	(2,661)	(3,419)	(3,978)	117	207
Derivative gains (losses) income tax (expense) benefit	922	1,187	1,389	(39)	(58)
Derivative Gains (Losses), Net of Income Tax	$(1,739)	$(2,232)	$(2,589)	$78	$149

(1)         Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)         Fixed maturity securities includes $933 million, $827 million, $1,289 million, $1,283 million and $1,372 million in ending carrying value, and $10 million, $24 million, $65 million, $37 million and $81 million of investment income related to fair value option and trading securities at or for the year-to-date period ended June 30, 2013, September 30, 2013, December 31, 2013, March 31, 2014 and June 30, 2014, respectively.

(3)         The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended June 30, 2013, September 30, 2013, December 31, 2013, March 31, 2014 and June 30, 2014, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $15,150 million, $15,796 million, $16,111 million, $16,192 million and $16,441 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $27 million, $23 million, $23 million, $19 million and $18 million, mortgage loans of $2,268 million, $2,096 million, $1,598 million, $1,140 million and $638 million and cash and short-term investments of $4 million, $1 million, $0, $0 and $0; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
Investment portfolio gains (losses) including Divested businesses - in above yield table	$434	$362	$386	$163	$218
Real estate discontinued operations	5	6	6	5	5
Net investment gains (losses) related to certain CSEs	16	20	33	2	3
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(31)	(49)	(264)	(581)	(762)
Net investment gains (losses) - GAAP basis	$424	$339	$161	$(411)	$(536)

	For the Year-to-Date Period Ended
	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
Derivative gains (losses) including Divested businesses - in above yield table	$(2,633)	$(3,371)	$(3,931)	$152	$287
Investment hedge adjustments (5)	298	473	643	175	344
Joint venture adjustments	1	1	2	-	(1)
Settlement of foreign currency earnings hedges	10	21	34	13	17
PAB hedge adjustments	4	10	13	3	7
Net derivative gains (losses) - GAAP basis	$(2,320)	$(2,866)	$(3,239)	$343	$654

(4)         Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)         Yields are calculated including net investment income of Divested businesses and related carrying values. The net investment income adjustment on Page A-1 for Divested businesses at or for the year-to-date period ended June 30, 2013, September 30, 2013, December 31, 2013, March 31, 2014 and June 30, 2014, excludes $7 million, $8 million, $10 million, ($3) million and $1 million, respectively, for the investment hedge adjustment that are included in the investment hedge adjustment line of the derivatives gains (loss) GAAP adjustments reconciliation table presented above.

INVESTMENTS GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)
	June 30, 2013		September 30, 2013		December 31, 2013		March 31, 2014		June 30, 2014
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$3,271	89.1%	$3,721	88.9%	$3,971	86.5%	$2,376	85.8%	$1,312	83.5%
20% or more for less than six months	135	3.7%	181	4.3%	325	7.1%	161	5.8%	24	1.5%
20% or more for six months or greater	266	7.2%	282	6.8%	296	6.4%	231	8.4%	236	15.0%
Total Gross Unrealized Losses	$3,672	100.0%	$4,184	100.0%	$4,592	100.0%	$2,768	100.0%	$1,572	100.0%

Total Gross Unrealized Gains	$24,560		$22,071		$21,180		$25,295		$29,341

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE EQUITY SECURITIES AVAILABLE-FOR-SALE (1)
	June 30, 2013		September 30, 2013		December 31, 2013		March 31, 2014		June 30, 2014
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$41	43.6%	$68	51.1%	$44	37.6%	$54	52.9%	$17	38.6%
20% or more for less than six months	3	3.2%	19	14.3%	34	29.1%	15	14.7%	-	0.0%
20% or more for six months or greater	50	53.2%	46	34.6%	39	33.3%	33	32.4%	27	61.4%
Total Gross Unrealized Losses	$94	100.0%	$133	100.0%	$117	100.0%	$102	100.0%	$44	100.0%

Total Gross Unrealized Gains	$403		$396		$507		$554		$655

(1)          MetLife’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION
Unaudited (In millions)		June 30, 2013		September 30, 2013		December 31, 2013		March 31, 2014		June 30, 2014
		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$109,008	30.6%	$107,491	30.8%	$106,469	30.4%	$109,200	30.8%	$109,393	29.8%
Foreign corporate securities		64,186	18.0%	63,648	18.2%	63,152	18.0%	64,177	18.1%	62,488	17.0%
Foreign government securities		52,297	14.7%	53,004	15.2%	54,437	15.6%	54,707	15.4%	56,627	15.4%
U.S. Treasury and agency securities		47,426	13.3%	44,154	12.7%	45,123	12.9%	44,809	12.6%	54,347	14.8%
Residential mortgage-backed securities		36,441	10.2%	35,478	10.2%	35,055	10.0%	37,203	10.5%	39,064	10.7%
Commercial mortgage-backed securities		17,263	4.8%	16,896	4.8%	16,550	4.7%	15,992	4.5%	15,651	4.3%
Asset-backed securities		15,655	4.4%	14,161	4.1%	15,571	4.4%	14,653	4.1%	14,788	4.0%
State and political subdivision securities		14,238	4.0%	13,955	4.0%	13,830	4.0%	14,328	4.0%	14,698	4.0%
Total fixed maturity securities available-for-sale		$356,514	100.0%	$348,787	100.0%	$350,187	100.0%	$355,069	100.0%	$367,056	100.0%

NAIC	RATING AGENCY
DESIGNATION	RATING
1	Aaa / Aa / A	$248,115	69.6%	$239,347	68.6%	$242,069	69.1%	$245,669	69.2%	$255,560	69.6%
2	Baa	83,506	23.4%	84,269	24.2%	84,114	24.0%	84,939	23.9%	86,401	23.6%
3	Ba	13,908	3.9%	13,782	3.9%	13,597	3.9%	14,263	4.0%	14,794	4.0%
4	B	9,302	2.6%	9,690	2.8%	9,378	2.7%	9,191	2.6%	9,277	2.5%
5	Caa and lower	1,614	0.5%	1,639	0.5%	955	0.3%	958	0.3%	992	0.3%
6	In or near default	69	0.0%	60	0.0%	74	0.0%	49	0.0%	32	0.0%
Total fixed maturity securities available-for-sale (1)		$356,514	100.0%	$348,787	100.0%	$350,187	100.0%	$355,069	100.0%	$367,056	100.0%

(1)          Amounts presented are based on rating agency ratings and equivalent designations of the National Association of Insurance Commissioners (“NAIC”), except as described below. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by MetLife, Inc.’s insurance subsidiaries that maintain the NAIC statutory basis of accounting are based on designations from revised NAIC methodologies. The NAIC’s present methodology is to evaluate structured securities held by insurers using the revised NAIC methodologies on an annual basis. If such insurance subsidiaries of MetLife, Inc. acquire structured securities that have not been previously evaluated by the NAIC, but are expected to be evaluated by the NAIC in the upcoming annual review, an internally developed designation is used until a final designation becomes available. These revised NAIC designations may not correspond to the rating agency ratings. The rating agency ratings are based on availability of applicable ratings from those rating agencies on the NAIC credit rating provider list.

SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES
		June 30, 2013		September 30, 2013		December 31, 2013		March 31, 2014		June 30, 2014
Unaudited (In millions)
Traditional (2), (3)		$8,566		$8,787		$9,498		$8,773		$8,996
Real estate joint ventures and funds		855		823		769		718		691
Subtotal		9,421		9,610		10,267		9,491		9,687
Foreclosed		465		443		445		439		414
Total Real Estate and Real Estate Joint Ventures		$9,886		$10,053		$10,712		$9,930		$10,101
(2) Includes wholly-owned real estate and operating real estate joint ventures. (3) Includes real estate held-for-sale and held-for-investment.

INVESTMENTS SUMMARY OF MORTGAGE LOANS (1)
Unaudited (In millions)	June 30, 2013		September 30, 2013		December 31, 2013		March 31, 2014		June 30, 2014

Commercial mortgage loans	$39,110		$40,262		$40,926		$40,398		$40,604
Agricultural mortgage loans	12,669		12,830		12,391		12,284		11,961
Residential mortgage loans	1,891		2,646		3,110		3,643		4,314
Mortgage loans held-for-sale	-		225		3		-		-
Total Mortgage Loans	53,670		55,963		56,430		56,325		56,879
Valuation allowances	(302)		(326)		(322)		(326)		(294)
Total Mortgage Loans, net	$53,368		$55,637		$56,108		$55,999		$56,585
(1) Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See Page 27, note 3, for the amount excluded for each period presented.

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE
	June 30, 2013		September 30, 2013		December 31, 2013		March 31, 2014		June 30, 2014
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$7,879	20.2%	$8,214	20.4%	$8,961	21.9%	$8,836	21.9%	$9,017	22.2%
Middle Atlantic	6,987	17.9%	7,356	18.3%	7,367	18.0%	7,277	18.0%	7,232	17.8%
International	5,364	13.7%	6,158	15.3%	6,709	16.4%	6,431	15.9%	6,763	16.7%
South Atlantic	7,276	18.6%	7,095	17.6%	6,977	17.1%	6,964	17.2%	6,714	16.5%
West South Central	3,444	8.8%	3,483	8.7%	3,619	8.8%	3,613	8.9%	3,734	9.2%
East North Central	2,714	6.9%	2,680	6.7%	2,717	6.6%	2,526	6.3%	2,455	6.0%
New England	1,476	3.8%	1,473	3.7%	1,404	3.4%	1,404	3.5%	1,406	3.5%
Mountain	874	2.2%	835	2.0%	834	2.0%	936	2.3%	935	2.3%
East South Central	454	1.2%	420	1.0%	471	1.2%	395	1.0%	383	0.9%
West North Central	283	0.7%	203	0.5%	148	0.4%	146	0.4%	144	0.4%
Multi-Region and Other	2,359	6.0%	2,345	5.8%	1,719	4.2%	1,870	4.6%	1,821	4.5%
Total	$39,110	100.0%	$40,262	100.0%	$40,926	100.0%	$40,398	100.0%	$40,604	100.0%

Office	$19,389	49.6%	$19,955	49.6%	$20,629	50.4%	$20,641	51.1%	$20,692	51.0%
Retail	8,889	22.7%	9,528	23.7%	9,245	22.6%	8,969	22.2%	9,049	22.3%
Hotel	3,571	9.1%	3,774	9.4%	4,219	10.3%	4,092	10.1%	4,154	10.2%
Apartment	3,855	9.9%	3,882	9.6%	3,724	9.1%	3,738	9.3%	3,948	9.7%
Industrial	3,045	7.8%	2,840	7.0%	2,897	7.1%	2,714	6.7%	2,444	6.0%
Other	361	0.9%	283	0.7%	212	0.5%	244	0.6%	317	0.8%
Total	$39,110	100.0%	$40,262	100.0%	$40,926	100.0%	$40,398	100.0%	$40,604	100.0%

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,616	$1,525	$1,585	$1,592	$1,621	$3,273	$3,213
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1), (2)	110	(85)	(178)	(411)	(125)	424	(536)
Net derivative gains (losses)	(1,690)	(546)	(373)	343	311	(2,320)	654
Premiums - Divested businesses	1	40	2	2	20	49	22
Universal life and investment-type product policy fees
Unearned revenue adjustments	5	(2)	7	3	3	2	6
GMIB fees	83	96	92	93	93	165	186
Divested businesses	2	2	1	2	2	3	4
Net investment income
Investment hedge adjustments	(160)	(174)	(168)	(178)	(165)	(291)	(343)
Income from discontinued real estate operations	(3)	(3)	(2)	(1)	-	(4)	(1)
Joint venture adjustments	(1)	-	(1)	-	1	(1)	1
Unit-linked contract income	314	132	687	65	295	1,353	360
Securitization entities income	34	29	27	18	13	67	31
Divested businesses	41	44	47	46	20	96	66
Other revenues
Settlement of foreign currency earnings hedges	(10)	(11)	(13)	(13)	(4)	(10)	(17)
Divested businesses	-	1	-	-	1	(1)	1
Policyholder benefits and claims and policyholder dividends
PDO adjustments	-	-	-	-	-	-	-
Inflation adjustments and pass through adjustments	202	(6)	137	(89)	(160)	134	(249)
GMIB costs	(147)	(412)	(366)	(117)	(215)	(548)	(332)
Market value adjustments	(138)	(50)	(15)	(17)	(26)	(269)	(43)
Divested businesses	(32)	(73)	(37)	(31)	(20)	(115)	(51)
Interest credited to policyholder account balances
PAB hedge adjustments	(2)	(6)	(3)	(3)	(4)	(4)	(7)
Unit-linked contract costs	(323)	(121)	(672)	(65)	(280)	(1,356)	(345)
Divested businesses	-	(1)	-	-	-	(1)	-
Capitalization of DAC - Divested businesses	-	-	-	-	1	-	1
Amortization of DAC and VOBA
Related to NIGL and NDGL	104	53	(39)	(1)	(63)	182	(64)
Related to GMIB fees and GMIB costs	43	85	95	(7)	26	157	19
Related to market value adjustments	-	-	-	-	-	-	-
Divested businesses	-	-	-	-	-	-	-
Amortization of negative VOBA
Related to market value adjustments	14	13	13	12	12	29	24
Divested businesses	-	-	-	-	-	-	-
Interest expense on debt
Securitization entities debt expense	(34)	(29)	(27)	(18)	(13)	(67)	(31)
Divested businesses	-	-	-	-	-	-	-
Other expenses
Noncontrolling interest	10	-	10	13	11	15	24
Regulatory implementation costs	(3)	(5)	(6)	-	(2)	(7)	(2)
Acquisition & integration costs (2)	(61)	(30)	(48)	(4)	(10)	(242)	(14)
Divested businesses	(33)	(37)	(24)	(12)	(11)	(165)	(23)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit (2), (3), (4)	566	544	184	120	44	955	164
Income (loss) from continuing operations, net of income tax	508	973	915	1,342	1,376	1,503	2,718
Income (loss) from discontinued operations, net of income tax	2	2	1	(3)	-	(1)	(3)
Net income (loss)	510	975	916	1,339	1,376	1,502	2,715
Less: Net income (loss) attributable to noncontrolling interests	8	3	8	11	10	14	21
Net income (loss) attributable to MetLife, Inc.	502	972	908	1,328	1,366	1,488	2,694
Less: Preferred stock dividends	31	30	31	30	31	61	61
Net income (loss) available to MetLife, Inc.’s common shareholders	$471	$942	$877	$1,298	$1,335	$1,427	$2,633

(1)         The three months ended March 31, 2014 and June 30, 2014 include a pre-tax net investment loss of $495 million and $138 million, respectively, and the year-to-date period ended June 30, 2014 includes a pre-tax net investment loss of $633 million, related to the sale of the wholly-owned subsidiary, MetLife Assurance Ltd.

(2)         The three months and year-to-date period ended June 30, 2013 include net investment gains of $8 million and $19 million, respectively, expenses of $0 and $154 million, respectively, and a tax benefit of $0 and $119 million, respectively, related to a settlement of an acquisition tax contingency.

(3)         The three months ended September 30, 2013 and December 31, 2013 includes a deferred tax benefit (expense) of $95 million and ($86) million, respectively, related to the conversion of the Japan branch to a subsidiary. The three months ended September 30, 2013 also includes a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

(4)         The three months and year-to-date period ended June 30, 2014 include a charge of $23 million related to the timing of certain tax credits.

APPENDIX TOTAL PROPERTY & CASUALTY (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014

OPERATING REVENUES
Premiums	$800	$822	$832	$825	$838	$1,580	$1,663
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	39	38	39	34	33	77	67
Other revenues	11	6	4	5	4	17	9
Total operating revenues	850	866	875	864	875	1,674	1,739

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	622	546	532	574	641	1,151	1,215
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(103)	(107)	(99)	(96)	(105)	(195)	(201)
Amortization of DAC and VOBA	94	99	99	100	97	187	197
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	215	227	229	223	234	423	457
Total operating expenses	828	765	761	801	867	1,566	1,668

Operating earnings before provision for income tax	22	101	114	63	8	108	71
Provision for income tax expense (benefit)	(5)	20	27	9	(9)	13	-
Operating earnings	27	81	87	54	17	95	71
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$27	$81	$87	$54	$17	$95	$71

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$27	$81	$87	$54	$17	$95	$71
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(4)	3	2	4	(1)	-	3
Net derivative gains (losses)	6	1	1	(2)	(1)	5	(3)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	-	(2)	(1)	(1)	1	(1)	-
Income (loss) from continuing operations, net of income tax	29	83	89	55	16	99	71
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	29	83	89	55	16	99	71
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	29	83	89	55	16	99	71
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$29	$83	$89	$55	$16	$99	$71

Total Operating Premiums, Fees and Other Revenues	$811	$828	$836	$830	$842	$1,597	$1,672

(1)          Represents the operating earnings of total property & casualty, which is a combination of retail property & casualty and group property & casualty. This does not represent a reported segment as defined by MetLife.

APPENDIX RETAIL PROPERTY & CASUALTY (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014

OPERATING REVENUES
Premiums	$436	$446	$450	$444	$448	$861	$892
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	23	20	22	19	18	44	37
Other revenues	4	5	3	3	4	8	7
Total operating revenues	463	471	475	466	470	913	936

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	355	296	275	300	364	641	664
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(70)	(73)	(67)	(64)	(71)	(134)	(135)
Amortization of DAC and VOBA	65	68	68	68	67	130	135
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	122	126	124	116	125	238	241
Total operating expenses	472	417	400	420	485	875	905

Operating earnings before provision for income tax	(9)	54	75	46	(15)	38	31
Provision for income tax expense (benefit)	(10)	10	19	9	(13)	(1)	(4)
Operating earnings	1	44	56	37	(2)	39	35
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1	$44	$56	$37	$(2)	$39	$35

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1	$44	$56	$37	$(2)	$39	$35
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(2)	2	1	2	-	-	2
Net derivative gains (losses)	4	1	-	(1)	(1)	3	(2)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(1)	(1)	-	-	-	(1)	-
Income (loss) from continuing operations, net of income tax	2	46	57	38	(3)	41	35
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	2	46	57	38	(3)	41	35
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	2	46	57	38	(3)	41	35
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$2	$46	$57	$38	$(3)	$41	$35

Total Operating Premiums, Fees and Other Revenues	$440	$451	$453	$447	$452	$869	$899
(1) Represents the operating earnings of retail property & casualty, as reported in the Retail segment.

APPENDIX GROUP PROPERTY & CASUALTY (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014

OPERATING REVENUES
Premiums	$364	$376	$382	$381	$390	$719	$771
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	16	18	17	15	15	33	30
Other revenues	7	1	1	2	-	9	2
Total operating revenues	387	395	400	398	405	761	803

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	267	250	257	274	277	510	551
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(33)	(34)	(32)	(32)	(34)	(61)	(66)
Amortization of DAC and VOBA	29	31	31	32	30	57	62
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	93	101	105	107	109	185	216
Total operating expenses	356	348	361	381	382	691	763

Operating earnings before provision for income tax	31	47	39	17	23	70	40
Provision for income tax expense (benefit)	5	10	8	-	4	14	4
Operating earnings	26	37	31	17	19	56	36
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$26	$37	$31	$17	$19	$56	$36

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$26	$37	$31	$17	$19	$56	$36
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(2)	1	1	2	(1)	-	1
Net derivative gains (losses)	2	-	1	(1)	-	2	(1)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	1	(1)	(1)	(1)	1	-	-
Income (loss) from continuing operations, net of income tax	27	37	32	17	19	58	36
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	27	37	32	17	19	58	36
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	27	37	32	17	19	58	36
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$27	$37	$32	$17	$19	$58	$36

Total Operating Premiums, Fees and Other Revenues	$371	$377	$383	$383	$390	$728	$773
(1) Represents the operating earnings of group property & casualty, as reported in the Group, Voluntary & Worksite Benefits and Latin America segments.